Flight Equipment Held for Operating Lease (Schedule Of Contracted Future Minimum Rental Payments Due Under Non-Cancellable Operating Leases) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Contracted future minimum rentals due under operating leases
2015	$ 395,801
2016	339,865
2017	306,923
2018	244,844
2019	180,155
Thereafter	612,212
Future minimum rental payments under operating leases	$ 2,079,800